UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 2, 2024
BOISE CASCADE COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-35805	20-1496201
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 West Jefferson Street, Suite 300
Boise, Idaho 83702-5389
(Address of principal executive offices) (Zip Code)
(208) 384-6161
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	BCC	New York Stock Exchange

Item 2.02 Results of Operations and Financial Condition.
On May 6, 2024, Boise Cascade Company ("Boise Cascade" or the "Company") issued a press release announcing its first quarter 2024 financial results, a copy of which is furnished as Exhibit 99.1 to this Report on Form 8-K. Additionally, Exhibit 99.2, a copy of which is attached hereto, includes certain statistical information related to the Company's quarterly performance.

Item 5.07 Submission of Matters to a Vote of Security Holders

(a)Annual Shareholders' Meeting.

The annual shareholders' meeting of the Company was held via webcast on May 2, 2024. The matters submitted to a vote of the Company’s shareholders at the Company’s annual meeting are set forth in clause (b) below and are described in detail in the Company’s definitive 2024 Notice of Annual Shareholders’ Meeting and Proxy Statement (the “Proxy Statement”).

(b)Voting Results.

Proposal No. 1 - Election of Eleven Directors

Shareholders elected eleven directors: Thomas Carlile, Steven Cooper, Craig Dawson, Karen Gowland, David Hannah, Amy Humphreys, Nate Jorgensen, Kristopher Matula, Duane McDougall, Christopher McGowan, and Sue Taylor, each to serve a one-year term expiring at the Company’s annual meeting in 2025. The final voting results with respect to each director-nominee are set forth below:

Nominee	For	Against	Abstain	Broker Non-Votes
Thomas Carlile	34,679,190	835,521	36,331	1,009,889
Steven Cooper	34,097,632	1,418,746	34,664	1,009,889
Craig Dawson	35,044,642	471,815	34,585	1,009,889
Karen Gowland	30,625,989	4,892,632	32,421	1,009,889
David Hannah	34,082,678	1,432,018	36,346	1,009,889
Amy Humphreys	35,093,741	424,580	32,721	1,009,889
Nate Jorgensen	35,234,175	280,550	36,317	1,009,889
Kristopher Matula	33,899,592	1,614,650	36,800	1,009,889
Duane McDougall	33,966,513	1,549,781	34,748	1,009,889
Christopher McGowan	33,902,705	1,612,075	36,262	1,009,889
Sue Taylor	35,084,272	433,491	33,279	1,009,889

Proposal No. 2 - Advisory Vote to Approve Executive Compensation

The nonbinding advisory proposal to approve the compensation of our named executive officers as described in the Proxy Statement was approved. The final voting results are set forth below:

For	Against	Abstain	Broker Non-Votes
33,871,206	1,611,743	68,093	1,009,889

Proposal No. 3 - Ratification of Independent Accountant for 2024

The proposal requesting ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024, as described in the Proxy Statement was approved. The final voting results are set forth below:

For	Against	Abstain	Broker Non-Votes
36,268,081	252,198	40,652	—

Item 9.01 Financial Statements and Exhibits.

(d)     Exhibits.

The following exhibits are furnished as part of this Report on Form 8-K:

Exhibit	Description

99.1	Boise Cascade Company Earnings Release dated May 6, 2024.

99.2	Boise Cascade Company Quarterly Statistical Information.

101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOISE CASCADE COMPANY

	By	/s/ Jill Twedt
Jill Twedt Senior Vice President, General Counsel and Secretary
Date: May 6, 2024